Execution Version

SIG BETEILIGUNGS MBH and

PACTIV LLC

as Security Grantors

and

THE BANK OF NEW YORK MELLON as Collateral Agent and Secured Party

and

the other INSTITUTIONS named herein as the other Secured Parties

____________________________________________

RELEASE AGREEMENT

____________________________________________

Dated 18 December 2014

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THIS RELEASE AGREEMENT (“Release Agreement”) is made on 18 December 2014

BETWEEN:

(1)
SIG Beteiligungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, having its business address at Rurstrasse 58, 52441 Linnich, Germany registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 6373;

(the “Security Grantor 1”);

(2)
Pactiv LLC, a limited liability company organised under the laws of Delaware, with the corporate identity number 0624402 having its business address at 1900 West Field Court, Lake Forest, IL 60045, USA;

(the “Security Grantor 2” and together with the Security Grantor 1, the “Security Grantors”);

(3)	The Bank of New York Mellon, having its business address at 1 Wall Street, New York, N.Y. 10286, The United States of America,

(the “Collateral Agent”); and

(4)	the INSTITUTIONS listed in Annex 1 hereto;

(the institutions named in (4) and the Collateral Agent are together hereinafter referred to as the “Secured Parties” and each of them individually a “Secured Party”. The Security Grantors and the Secured Parties together are hereinafter referred to as the “Parties” and each of them individually a “Party”)

WHEREAS:

(A)
The Security Grantors and the Secured Parties are parties to the Existing Share Pledge Agreements (as defined below) in connection with certain loan, notes and other debt financing as described in more detail in the Existing Share Pledge Agreements.

(B)
The security created by or pursuant to the Existing Share Pledge Agreements is to be held and/or administered, as the case may be, by the Collateral Agent as agent or as trustee, as applicable, for the Secured Parties pursuant to a first lien intercreditor agreement originally dated 5 November 2009, as amended, restated, supplemented, novated or otherwise modified from time to time (the “First Lien Intercreditor Agreement”), between, inter alia, the Collateral Agent and Credit Suisse AG, in its capacity as administrative agent (the “Administrative Agent”).

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(C)	The Security Grantor 1 pledged the Existing Shares 1 (as defined in the Existing Share Pledge Agreements) in favor of the Secured Parties in accordance with the Existing Share Pledge Agreements.

(D)
The Security Grantor 1 intends to transfer the Existing Shares 1 to Pactiv-Omni Germany Holdings GmbH (“Pactiv-Omni”), a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Frankfurt am Main, Germany and its business address at Friedensallee 25, 22765 Hamburg, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Frankfurt am Main under HRB 99770 (the “Transfer”). At the date of the completion of that Transfer Pactiv-Omni will become the owner of the Existing Shares 1 (the “Transfer Date”).

(E)
The Security Grantors and the Secured Parties have agreed that the Security Grantor 1 shall be released with effect as of the Transfer Date from any and all obligations under the Existing Share Pledge Agreements subject to the terms and conditions of this Release Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Release Agreement:

“Existing Share Pledge Agreements” means:

(a)
the share pledge agreement dated 2 March 2011 and entered into between Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) and Pactiv Corporation (now Pactiv LLC), as pledgors, and The Bank of New York Mellon, as collateral agent and as pledgee;

(b)
the share pledge agreement dated 8 September 2011 and entered into between Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) and Pactiv Corporation (now Pactiv LLC), as pledgors, and The Bank of New York Mellon, as collateral agent and as pledgee;

(c)
the share pledge agreement dated 7 November 2012 and entered into between Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) and Pactiv Corporation (now Pactiv LLC), as pledgors, and The Bank of New York Mellon, as collateral agent and as pledgee; and

(d)	the share pledge agreement dated 14 February 2014 and entered into between SIG Beteiligungs GmbH and Pactiv LLC, as pledgors, and the Bank of Mellon, as collateral agent and as pledgee.

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1.2	Unless otherwise defined, terms defined in the First Lien Intercreditor Agreement shall have the same meaning in this Release Agreement.

1.3	Interpretation

(a)
The English language version of this Release Agreement shall prevail over any translation of this Release Agreement. However, where a German translation of a word or phrase appears in the text of this Release Agreement, the German translation of such word or phrase shall prevail.

(b)	The headings in this Release Agreement do not affect its interpretation.

(c)	Words importing the singular include the plural and vice versa.

2.	RELEASE FROM OBLIGATIONS

2.1
The Parties hereto agree that, pursuant to Section 2.02(d) of the First Lien Intercreditor Agreement, the Security Grantor 1 is hereby released with effect as of the Transfer Date from any and all obligations under any of the Existing Share Pledge Agreements, including any covenants, undertakings, representations, warranties, liabilities and other obligations (whether present or future, actual or contingent), and no further rights, titles, interests, authorizations or claims of the Collateral Agent or the other Secured Parties shall arise thereunder against the Security Grantor 1 as of the Transfer Date.

2.2
The Parties hereto expressly agree that, with effect as of the Transfer Date, all authorisations and/or powers of attorney granted by the Security Grantor 1 to the Collateral Agent or any other Secured Party pursuant to the Existing Share Pledge Agreements are hereby revoked and the Collateral Agent and each other Secured Party hereby confirms that it will not make further use of any of these authorisations and/or powers of attorney.

2.3
The Secured Parties herewith undertake to the Security Grantor 1 at the expense and upon request of the Security Grantor 1 to take any steps, do all other things and execute any other document and/or make any other declaration reasonably necessary or expedient to effectuate the release contemplated by this Release Agreement.

2.4	The Parties hereby agree and acknowledge that the Pledges (as defined in the Existing Share Pledge Agreements) relating to the Existing Shares 1 remain unaffected by this Release Agreement.

3.	NO LIABILITY

Except as otherwise expressly provided for under this Release Agreement, no Secured Party shall be liable to any other Party, save in respect of any loss or damage which is suffered as a result of wilful misconduct (Vorsatz) or gross negligence (grobe Fahrlässigkeit) by the relevant Secured Party.

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4.	NOTICES

Any notice and other communication under or in connection with the matters contemplated by this Release Agreement must be made in writing by way of letter, fax, electronic communication (attached as an electronic photocopy (pdf., tif., etc.) to electronic mail) or otherwise. Until a change of address has been notified to the other Parties in writing, any communication under this Agreement must be sent:

(a)	if directed to the Security Grantor 1, to:

SIG Beteiligungs GmbH

Rurstrasse 58
D – 52441 Linnich
Germany

Att.:    Joachim Frommherz

Fax:    +41 52 674 64 00

Email: joachim.frommherz@sig.biz

(b)	if directed to the Collateral Agent (in such capacity) or any other Secured Party, to:

The Bank of New York Mellon

101 Barclay Street,
4E New York,
NY 10286
The United States of America

Telephone:	212 298 1528
Fax:	212 815 5366
Attention:	International Corporate Trust

5.	COSTS AND EXPENSES

Costs and expenses incurred in connection with the preparation and execution of this Release Agreement and the perfection of the releases contemplated hereunder shall be borne by the Security Grantor 1.

6.	COUNTERPARTS

This Release Agreement may be executed in one or more counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

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7.	AMENDMENTS

Changes and amendments to this Release Agreement including this Section 7 (Amendments) must be made in writing and agreed to by all of the parties hereto.

8.	INVALIDITY

The illegality, invalidity or unenforceability of any provision of this Release Agreement shall not affect the legality, validity or enforceability of this Release Agreement or any of its other provisions. The illegal, invalid or unenforceable provision shall be replaced by the Parties by a provision which best achieves the commercial effect that the Parties intended thereby. This shall apply analogously with respect to anything which is accidentally not regulated in this Release Agreement (Vertragslücke).

9.	GOVERNING LAW AND JURISDICTION

9.1	This Release Agreement shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany.

9.2	To the extent legally permissible the place of jurisdiction for any and all disputes arising under or in connection with this Release Agreement shall be Frankfurt am Main, Federal Republic of Germany.

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ANNEX 1

LIST OF INSTITUTIONS

ALPSTAR EUROPEAN CREDIT OPP ASSET MANAGEMENT LTD

AC ALPSTAR EUROPEAN CREDIT OPPOURTUNITIES MASTER FD LIMITED AC ALPSTAR CLO I PUBLIC LTD CO

AIB DEBT MANAGEMENT LTD ARES EURO CLO III B.V.

ARES EUROPEAN CLO II BV ARES EUROPEAN CLO VI B.V. ARES EUROPEAN CLO VII B.V. BABSON EURO CLO 2014-2 B.V.

BLACKROCK FLOATING RATE INCOME TRUST HERBERT PARK B.V.

BNP PARIBAS FLEXI III SENIOR SECURED BANK LOAN FUND MOGLIANO GLOBAL CREDIT RETURN FUND N V IN RELATION TO THE SERIES 2009 1 NOTES CARLYLE GLOBAL MARKET STRATEGIES EURO CLO 2013-1 BV

CARLYLE GLOBAL MARKET STRATEGIES EURO CLO 2014 1 LIMITED CELF LOAN PARTNERS III PLC

HIGHLANDER EURO CDO BV

CASTLE HILL ENHANCED FLOATING RATE OPPORTUNITIES LIMITED CASTLE HILL FIXED INCOME OPPORTUNITIES SARL AUSTRALIANSUPER

BENTHAM WHOLESALE SYNDICATED LOAN FUND

CREDIT SUISSE ALTERNATIVE CAPITAL INC AC XELO II PUBLIC LIMITED COMPANY

CREDIT SUISSE INTERNATIONAL (TRADING ONLY) EATON VANCE CDO VII PLC

EATON VANCE CDO X PLC

SENIOR DEBT PORTFOLIO

HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN CLO 2007-I B.V.

HALCYON STRUCTURED ASSET MANAGEMENT LP AC HALCYON STRUCTURE ASSET MANAGEMENT EUROPEAN CLO 2006-II B.V.

HALCYON STRUCTURED ASSET MANAGEMENT LP AC HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN CLO 2006-1 BV

HIGHLANDER EURO CDO II BV HIGHLANDER EURO CDO III B.V.

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MORGAN STANLEY INVESTMENT MANAGEMENT CO AC INVESCO MEZZANO B.V.

ALPSTAR CLO 2 PUBLIC LIMITED COMPANY

LIGHTPOINT CAPITAL MANAGEMENT EUROPE LIMITED AC LIGHTPOINT PAN EUROPEAN CLO 2007 1 PLC

LIGHTPOINT CAPITAL MANAGEMENT EUROPE LIMITED AC LIGHTPOINT PAN-EUROPEAN CLO 2006 PUBLIC LIMITED COMPANY

MARQUETTE US EUROPEAN CLO PUBLIC COMPANY LIMITED CENTAURUS CAPITAL LP

OAK HILL ADVISORS LP AC OAK HILL EUROPEAN CREDIT PARTNERS II PLC OAK HILL EUROPEAN CREDIT PARTNERS I PLC

ARBOUR CLO LIMITED

MISSOURI EDUCATION PENSION TRUST

OAKTREE EUROPEAN SENIOR LOAN SAR

STICHTING PENSIOENFONDS HOOGOVEN

RMF INVESTMENT MANAGEMENT AG AC RMF EURO CDO IV PLC KONIGINSTRASSE I S.A.R.L

AIG GLOBAL INVESTMENT CORP EUROPE LTD AC EURO GALAXY II CLO B V EURO-GALAXY CLO B.V.

DRYDEN 29 EURO CLO 2013 B.V. GATEWAY IV EURO CLO S A DRYDEN XIV - EURO CLO 2006 PLC GATEWAY II EURO CLO B V

PRUDENTIAL INSURANCE COMPANY OF AMERICA AC DRYDEN X - EURO CLO 2005 PLC

PRUDENTIAL INVESTMENT MANGEMENT, INC. AC DRYDEN XV EURO CLO 2006 PLC

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,RABOBANK NEDERLAND

NEWHAVEN CLO, LIMITED RACE POINT III CLO

SANKATY ADVISORS LLC AC NASH POINT CLO SCOR EURO LOANS

ING (L) FLEX-SENIOR LOANS

VOYA SENIOR INCOME FUND

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CEDAR FUNDING LTD CEDAR FUNDING II CLO LT

CEDAR FUNDING III CLO, LTD. MALIBU CBNA LOAN FUNDING LLC TRANSAMERICA FLOATING RATE AIRLIE CLO 2006 II LTD

ONE WALL STREET CLO II LTD. PACIFICA CDO V LTD PACIFICA CDO VI LTD PROSPERO CLO II B.V. SHACKLETON I CLO LTD SHACKLETON 2013 IV CLO LTD SHACKLETON 2014-V CLO, LTD. SHACKLETON II CLO LTD

THE DREYFUS/LAUREL FUNDS, INC.-DREYFUS FLOATING RATE INCOME FUND VERITAS CLO II LTD

WESTWOOD CDO I, LTD

WESTWOOD CDO II, LTD.

ALLIANCEBERNSTEIN INSTITUTIONAL INVESTMENTS-HIGH YIELD LOAN PORTFOLIO

WEST CLO 2012-1 LTD AIMCO CLO SERIES 2006-A AIMCO CLO, SERIES 2014-A

ALLSTATE LIFE INSURANCE COMPANY ALLSTATE INSURANCE COMPANY ACAS CLO 2012-1 LTD

ACAS CLO 2013 1 LTD AMMC CLO IX, LIMITED AMMC CLO X, LIMITED AMMC CLO XI LIMITED

ANCHORAGE CAPITAL CLO 3, LTD

ANCHORAGE CAPITAL CLO 4 LTD

ANCHORAGE CAPITAL CLO 5, LTD. ALM IV, LTD

ALM LOAN FUNDING 2010-3 LTD ALM V, LTD

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ALM VI LTD

ALM VII (R)-2, LTD. ALM VII (R), LTD. ALM VII LTD

ALM XIV, LTD

APOLLO CREDIT FUNDING I LTD

APOLLO SENIOR FLOATING RATE FUND INC. FALCON SENIOR LOAN FUND LTD.

GULF STREAM-COMPASS CLO 2007, LTD GULF STREAM-SEXTANT CLO 2007-1, LTD. GULFSTREAM-SEXTANT CLO 2006-1, LTD GULF STREAM RASHINBAN CLO 2006-1 LTD GULFSTREAM-COMPASS CLO 2005-2 LTD IBM PERSONAL PENSION PLAN TRUST-1 STONE TOWER CLO VII LTD.

TETON FUNDING LLC ARES SPC HOLDINGS LP ARES XXIII CLO LTD. ARES XI CLO LTD

ARES XXI CLO LTD

ARES XXII CLO LTD

ARES XXIV CLO LTD

ARES XXV CLO LTD

ARES XXVI CLO LTD

ARES XXVII CLO LTD

ARES XXVIII CLO LTD

ARES XXX CLO LTD.

ARES XXXI CLO LTD

ARES XXXII CLO LTD.

AG CREDIT INVESTMENT LLC

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD AUDAX CREDIT STRATEGIES (SCS) SPV, LLC AUDAX SENIOR LOAN FUND SPV LLC

BABSON CLO LTD 2006 II

BABSON CLO LTD 2012-I BABSON CLO LTD. 2005 - III

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BABSON MID-MARKET CLO LTD 2007-II BABSON CLO LTD 2005-I

BABSON CLO LTD 2007-I

BABSON CLO LTD. 2011-I

BABSON CLO LTD. 2013-II

BABSON CLO LTD. 2014-III CLEAR LAKE CLO LTD

CM LIFE INSURANCE COMPANY DIAMOND LAKE CLO LTD

JFIN CLO 2007 LTD

MASSACHUSETTS MUTUAL LIFE INSURANCE CO SAPPHIRE VALLEY CDO I LTD

ST. JAMES RIVER CLO LTD BANK OF AMERICA NA BANK OF MONTREAL

BANK OF NOVA SCOTIA THE LLCP LOAN FUNDING 2007 BARCLAYS BANK PLC

ACE PROPERTY & CASUALTY INSURANCE COMPANY AETNA HEALTH INC

AETNA HEALTH MANAGEMENT LLC

AETNA LIFE INSURANCE COMAPNY BLACKROCK DEBT STRATEGIES FUND, INC
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST

BLACKROCK FINANCIAL MANAGEMENT INC A/C BLACKROCK LIMITED DURATION INCOME TRUST

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND INC BLACKROCK FUNDS II. BLACKROCK MULTI-ASSET INCOME PORTFOLIO

BLACKROCK GLOBAL INVESTMENT SERIES INCOME STRATEGIES PORTFOLIO BLACKROCK SENIOR INCOME SERIES IV

BLACKROCK SENIOR INCOME SERIES V LIMITED

BLACKROCK SECURED CREDIT PORTFOLIO OF BLACKROCK FUNDS II

BLACKROCK BANK LOAN STRATEGY FUND OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BLACKROCK FUNDS II, BLACKROCK FLOATING RATE INCOME PORTFOLIO BLACKROCK SENIOR FLOATING RATE PORTFOLIO

BLACKROCK SHORT DURATION HIGH INCOME FUND

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BMI CLO I

CURIAN/BLACKROCK GLOBAL LONG SHORT CREDIT FUND IRONSHORE INC

JPMBI RE BLACKROCK BANK LOAN FUND PERMANENS CAPITAL FLOATING RATE FUND LP
SCOR GLOBAL LIFE AMERICAS REINSURANCE COMPANY ADIRONDACK PARK CLO LTD

BIRCHWOOD PARK CLO, LTD. BLACKSTONE/GSO SECURED TRUST LTD

BLACKSTONE/GSO SENIOR FLOATING RATE TERM FUND BLACKSTONE/GSO SENIOR LOAN PORTFOLIO

CALLIDUS DEBT PARTNERS CLO FUND V, LTD. CALLIDUS DEBT PARTNERS CLO FUND VI, LTD. CALLIDUS DEBT PARTNERS CLO FUND IV,LTD CENTRAL PARK CLO, LTD

COLUMBUS PARK CDO LTD

DELAWARE LIFE INSURANCE COMPANY EMERSON PARK CLO LTD

FINN SQUARE CLO, LTD.

GALE FORCE 3 CLO, LTD.

GALE FORCE 4 CLO LTD GRAMERCY PARK CLO LTD.

GSO PALMETTO LIQUIDITY FUND LLC INWOOD PARK CDO LTD

KEUKA PARK CLO, LTD

MAPS CLO FUND II LTD

MARINE PARK CLO LTD.

MUSASHI SECURED CREDIT FUND LTD PROSPECT PARK CDO LTD

RIVERSIDE PARK CLO LTD TRIBECA PARK CLO LTD TRYON PARK CLO LTD.

UNITED HEALTHCARE INSURANCE CO BLUE MOUNTAIN CLO III LTD. BLUEMOUNTAIN CLO 2012-1, LTD BLUEMOUNTAIN CLO 2011-1 LTD

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BLUEMOUNTAIN CLO 2012-2 LTD

BLUEMOUNTAIN CLO 2014-1 LTD. BLUEMOUNTAIN CLO 2014-2 LTD - 1 BLUEMOUNTAIN CLO 2014-4 LTD. BLUEMOUNTAIN CLO II LTD

BNP PARIBAS FLEXI III SENIOR SECURED BANK LOAN FUND MOGLIANO BNP PARIBAS GLOBAL SENIOR CORPORATE LOANS

GLOBAL CREDIT RETURN FUND N V IN RELATION TO THE SERIES 2009 1 NOTES B&M CLO 2014-1 LTD.

EMPLOYEES RETIREMENT SYSTEM OF THE STATE OF HAWAII FOREST COUNTY POTAWATOMI COMMUNITY OF WISCONSIN (TRIBE) GILA RIVER INDIAN COMMUNITY

ILWU - PMA PENSION PLAN

IMPERIAL COUNTY EMPLOYEES' RETIREMENT SYSTEM MIDWEST OPERATING ENGINEERS PENSION FUND PENSION FUND OF LOCAL NO. ONE IATSE

SHEET METAL WORKERS PENSION PLAN OF NORTHERN CALIFORNIA BLUE FALCON LIMITED

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-2, LTD. CARLYLE HIGH YIELD PARTNERS X, LTD.

CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1 LTD

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012 1 LTD

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-3, LTD.

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-4 LTD

CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-1, LTD

CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-2, LTD.

CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-3, LTD

CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-4, LTD

CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-1, LTD.

CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-2, LTD.

CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-3, LTD.

CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-4, LTD. CARLYLE HIGH YIELD PARTNERS IX

CELF LOAN PARTNERS IV PLC FOOTHILL CLO I LTD

CHURCHILL FINANCIAL CAYMAN LTD

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BRIDGEPORT CLO II LTD. BRIDGEPORT CLO LTD BURR RIDGE CLO PLUS LTD CIFC FUNDING 2007 II LTD CIFC FUNDING 2007-III, LTD CIFC FUNDING 2012-I, LTD CIFC FUNDING 2006-I LTD CIFC FUNDING 2007-I LTD CIFC FUNDING 2011-I, LTD CIFC FUNDING 2012-III, LTD CIFC FUNDING 2013-IV LTD

COLUMBUSNOVA CLO IV LTD 2007 II COLUMBUSNOVA CLO LTD 2007-1 SCHILLER PARK CLO LTD CITIBANK, NATIONAL ASSOCIATION DUANE STREET CLO III LTD COBANK ACB

CENT CDO 12 LIMITED

CENT CDO 14 LIMITED

CENT CDO XI LIMITED CENT CLO 16 LP
CENT CDO 15 LIMTIED

CENT CLO 17 LIMITED

CENT CLO 18 LIMITED

CENT CLO 20 LIMITED

CENT CLO 21 LIMITED

CENT CLO 22 LIMITED CENTURION CDO 9 LIMITED

COLUMBIA FUNDS SERIES TRUST II - COLUMBIA FLOATING RATE FUND COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND RIVERSOURCE LIFE INSURANCE COMPANY

CREDIT SUISSE LOAN FUNDING LL ATRIUM IX

ATRIUM V

ATRIUM XI

CASTLE GARDEN FUNDING

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CREDIT SUISSE NOVA (LUX)

IHC HEALTH SERVICES, INC

IHC PENSION PLAN DIRECTED TRUST MADISON PARK FUNDING II, LTD. MADISON PARK FUNDING III LTD MADISON PARK FUNDING IV LTD MADISON PARK FUNDING V LTD MADISON PARK FUNDING XIII, LTD MADISON PARK FUNDING XIV, LTD

PK-SSL INVESTMENT FUND LIMITED PARTNERSHIP ALLIED WORLD ASSURANCE COMPANY, LTD ATLAS SENIOR LOAN FUND LTD

ATLAS SENIOR LOAN FUND II LTD ACA CLO 2006-I LIMITED

ACA CLO 2007-1 APIDOS CDO III LTD APIDOS CDO V APIDOS CINCO CDO APIDOS CLO IX APIDOS QUATTRO APIDOS CLO X APIDOS CLO XI APIDOS CLO XII APIDOS CLO XIV APIDOS CLO XIX APIDOS CLO XV APIDOS CLO XVI APIDOS CLO XVIII

BRIT INSURANCE (GIBRALTAR) PCC LIMITED-1 SAN GABRIEL CLO I LTD

SHASTA CLO I SIERRA CLO II LTD
UAW RETIREE MEDICAL BENEFITS TRUST

DELAWARE GROUP ADVISOR FUNDS-DELAWARE DIVERSIFIED INCOME FUND DELAWARE VIP TRUST-DELAWARE VIP DIVERSIFIED INCOME SERIES DELAWARE DIVERSIFIED INCOME TRUST

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DELAWARE GROUP INCOME FUNDS - DELAWARE DIVERSIFIED FLOATING RATE FUND

OPTIMUM TRUST OPTIMUM FIXED INCOME FUND DENALI CAPITAL CLO VII LTD.

DENALI CAPITAL CLO X LTD DEUTSCHE FLOATING RATE PLUS DWS SHORT DURATION PLUS FUND DWS ULTRA-SHORT DURATION FUND FLAGSHIP CLO VI

MT. WHITNEY SECURITIES INC DEUTSCHE BANK AG NEW YORK BRANCH VIBRANT CLO II LTD.

VIBRANT CLO LTD

JAY STREET MARKET VALUE CLO I LTD DOUBLELINE FLOATING RATE FUND AGF FLOATING RATE INCOME FUND

COLUMBIA FUNDS VARIABLE SERIES TRUST II VARIABLE PORTFOLIO -EATON VANCE

EATON VANCE CDO VIII LTD.

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

EATON VANCE LIMITED DURATION INCOME FUND

EATON VANCE MANAGEMENT A/C EATON VANCE FLOATING RATE INCOME TRUST

EATON VANCE MANAGEMENT A/C SHORT DURATION DIVERSIFIED INCOME FUND

EATON VANCE SENIOR FLOATING RATE TRUST EATON VANCE SENIOR INCOME TRUST

EATON VANCE VT FLOATING RATE INCOME FUND EATON VANCE CDO IX LTD

EATON VANCE CDO X PLC EATON VANCE CLO 2013-1 LTD

EATON VANCE FLOATING-RATE INCOME PLUS FUND

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO

GOOGLE INC-1

GRAYSON & CO

MET INVESTORS SERIES TRUST - MET/EATON VANCE FLOATING RATE PORTFOLIO

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PACIFIC LIFE FUNDS- PL FLOATING RATE LOAN FUND PACIFIC SELECT FUND-FLOATING RATE LOAN PORTFOLIO SENIOR DEBT PORTFOLIO

FEDERATED BANK LOAN CORE FUND LONGFELLOW PLACE CLO LTD

ADVANCED SERIES TRUST - AST FI PYRAMIS QUANTITATIVE PORTFOLIO ADVANCED SERIES TRUST - AST FI PYRAMIS QUANTITATIVE PORTFOLIO 1 BALLYROCK CLO 2013-1 LTD

BALLYROCK CLO 2014-1 LTD

BLY 2014 LOAN FUNDING LLC

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL FUND

FIDELITY FLOATING RATE HIGH INCOME FUND

FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST FIDELITY QUALIFYING INVESTOR FUNDS PLC

FIDELITY SUMMER STREET TRUST - FIDELITY SERIES FLOATING RATE HIGH INCOME FUND

MY-PGA US HIGH YIELD FUND

PYRAMIS FLOATING RATE HIGH INCOME COMMINGLED POOL-PYFLRHIN PYRAMIS LEVERAGED LOAN LP

VARIABLE INSURANCE PRODUCTS FUND FLOATING RATE HIGH INCOME PORTFOLIO

JPMORGAN CHASE RETIREMENT PLAN

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II FIRST TRUST SENIOR LOAN FUND

FIRST TRUST SHORT DURATION HIGH INCOME FUND FORE CLO LTD 2007-1

NANTUCKET CLO I LTD

PALMER SQUARE CLO 2013 2 LTD

PALMER SQUARE CLO 2013-1 LTD.

PALMER SQUARE CLO 2014-1, LTD PALMER SQUARE CLO 2014-2

COMMONWEALTH FIXED INTEREST FUND 17 FRANKLIN CLO V, LTD

FRANKLIN CLO VI, LIMITED

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FRANKLIN FLOATING RATE MASTER TRUST - FRANKLIN FLOATING RATE MASTER SERIES

FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN LOW DURATION TOTAL RETURN FUND

FRANKLIN TEMPLETON SERIES II FUNDS-FRANKLIN FLOATING RATE II FUND FRANKLIN STRATEGIC INCOME FUND(CANADA)

FRANKLIN STRATEGIC SERIES-FRANKLIN STRATEGIC INCOME FUND FRANKLIN TEMPLETON LTD DURATION INCOME T

FRANKLIN TEMPLETON SERIES II FUNDS-FRANKLIN UPPER TIER FLOATING RATE FUND

FRANKLIN TEMPLETON TOTAL RETURN FDP FUND OF FDP S

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST-FRANKLIN STRATEGIC INCOME SECURITIES FUND

MUIR WOODS CLO, LTD.

FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN TOTAL RETURN FD FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN REAL RETURN FUND

MET INVESTORS SERIES TRUST - MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

GENERAL ELECTRIC CAPITAL CORPORATION

GLOBAL LEVERAGED CAPITAL CREDIT OPPORTUNITY FUND 1 GOLDENTREE LOAN OPPORTUNITIES IV, LTD.

GOLDENTREE LOAN OPPORTUNITIES VI, LTD ABS LOANS 2007 LTD

ADVANCED SERIES TRUST-AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO GOLDMAN SACHS ASSET MGMT CLO PLC

GOLDMAN SACHS GLOBAL MULTI-SECTOR CREDIT PORTFOLIO (LUX) GOLDMAN SACHS LUX INVESTMENT FUNDS

GOLDMAN SACHS TRUST-GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

NORTHROP GRUMMAN PENSION MASTER TRUST-1 GREYWOLF CLO III LTD.

GUARDIAN LIFE INSURANCE COMPANY OF AMERICA RS FLOATING RATE FUND

COPPER RIVER CLO LTD GUGGENHEIM US LOAN FUND

GUGGENHEIM ENHANCED SHORT DURATION BOND ETF

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GUGGENHEIM FLOATING RATE STRATEGIES FUND SANDS POINT FUNDING

HIGHBRIDGE LOAN MANAGEMENT 2013-2, LTD. LFSIGXG LLC

HIGHBRIDGE LOAN MANAGEMENT 2012 1 LTD ACIS CLO 2013 2 LTD

ACIS CLO 2013-1 LTD

ACIS CLO 2014-3, LTD BRENTWOOD CLO, LTD EASTLAND CLO, LTD. GRAYSON CLO LTD GREENBRIAR CLO LTD HEWETTS ISLAND CLO I-R LTD

HIGHLAND/IBOXX SENIOR LOAN ETF ROCKWALL CDO II, LTD

ROCKWALL CDO LTD

STRATFORD CLO LTD WESTCHESTER CLO LTD HILLMARK FUNDING

STONEY LANE FUNDING I LTD HUDSON BAY MASTER FUND LTD ING IM CLO 2011-1, LTD

AVALON IV CAPITAL LTD BELHURST CLO LTD INVESCO BL FUND, LTD.

INVESCO FLOATING RATE FUND

INVESCO ZODIAC FUNDS - INVESCO US SENIOR LOAN FUND LIMEROCK CLO I

MAREA CLO LTD

MEDICAL LIABILITY MUTUAL INSURANCE COMPANY MSIM PECONIC BAY LTD.

NAUTIQUE FUNDING LTD NOMAD CLO LTD

QUALCOMM GLOBAL TRADING PTE LTD WASATCH CLO LTD

JMP CREDIT ADVISORS CLO I LTD

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ADVANCED SERIES TRUST AST J P MORGAN GLOBAL THEMATIC PORTFOLIO

COMMINGLED PENSION TRUST FUND (FLOATING RATE INCOME) OF JPMORGAN CHASE BANK, N.A. – FUTURES

CONSUMER PROGRAM ADMINISTRATORS INC JP MORGAN HIGH YIELD FUND

JPMORGAN FLOATING RATE INCOME FUND JPMORGAN LEVERAGED LOANS MASTER FUND LP

JPMORGAN SPECIALIST INVESTMENT FUNDS-JPMORGAN MULTI SECTOR CREDIT FUND

JPMORGAN SPECIALIST INVESTMENT FUNDS-JPMORGAN SENIOR LOAN FUND LOUISIANA STATE EMPLOYEES RETIREMENT SYSTEM

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST

SENIOR SECURED LOAN FUND, A SERIES TRUST OF JPMORGAN TRUST 2 JP MORGAN CHASE BANK NATIONAL ASSOCIATION

SOUTHERN UTE INDIAN TRIBE

ADVANCED SERIES TRUST: AST JP MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

HEWITT ENNISKNUPP INC

JP MORGAN INCOME BUILDER FUND

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND CATAMARAN CLO 2012 1 LTD

KATONAH 2007 I CLO LTD KATONAH IX CLO LTD KATONAH X CLO LTD.

KCAP SENIOR FUNDING I LLC

FCCI INSURANCE COMPANY

HASTINGS MUTUAL INSURANCE COMPANY

HONEYWELL INTERNATIONAL INC MASTER RETIREMENT TRUST ACE TEMPEST REINSURANCE LTD

KKR FINANCIAL CLO 2007-1 LTD.

KKR FINANCIAL CLO 2012-1 LTD

KKR FINANCIAL CLO 2013-1, LTD

LCM IX LIMITED PARTNERSHIP LCM V LTD

LCM X LIMITED PARTNERSHIP

LCM XI LIMITED PARTNERSHIP

LCM XII LIMITED PARTNERSHIP

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LCM XIII LIMITED PARTNERSHIP

LCM XIV LIMITED PARTNERSHIP

LCM XV LIMITED PARTNERSHIP

LCM XVI LIMITED PARTNERSHIP LIBERTY MUTUAL INSURANCE CO

LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST PEERLESS INSURANCE COMPANY

STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR HET BEROEPSVERVOER OVER DE WEG-2

NEW MEXICO STATE INVESTMENT COUNCIL GOLDEN KNIGHT II CLO, LIMITED

LORD ABBETT INVEST TRUST-LORD ABBETT FLOATING RATE FUND LORD ABBETT BANK LOAN TRUST

NATIONAL ELECTRICAL BENEFIT FUND ELM CLO 2014-1, LTD.

MACKAY SHIELDS DEFENSIVE BOND ARBITRAGE FUND LTD MAINSTAY UNCONSTRAINED BOND FUND

MAINSTAY VP UNCONSTRAINED BOND PORTFOLIO NEW YORK LIFE INSURANCE (GUARANTEED PRODUCTS)

NEW YORK LIFE INSURANCE COMPANY, GP-PORTABLE ALPHA OHIO POLICE & FIRE PENSION FUND

FOUR CORNERS CLO II LTD FOUR CORNERS CLO III, LTD. MACQUARIE BANK,LIMITED.

MANUFACTURERS AND TRADERS TRUST COMPANY MANULIFE FLOATING RATE SENIOR LOAN FUND
MANULIFE INVESTMENTS TRUST-FLOATING RATE INCOME FUND BOWERY FUNDING ULC

MARATHON CLO I LTD MARATHON CLO VII LTD MARKEL BERMUDA LIMITED JERSEY STREET CLO LTD.
MARLBOROUGH STREET CLO, LTD. METROPOLITAN LIFE INSURANCE CO

METROPOLITAN WEST FLOATING RATE INCOME FUND VENTURE IX CDO LIMITED

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VENTURE VII CDO LIMITED

VENTURE VIII CDO LIMITED VENTURE X CLO LTD VENTURE XI CLO

VENTURE XII CLO LIMITED

VENTURE XVII CLO LIMITED

BMO FLOATING RATE INCOME FUND MORGAN STANLEY CAPITAL GROUP INC MORGAN STANLEY SENIOR FUNDING INC FIRST INVESTORS FLOATING RATE FUND DUANE STREET CLO IV, LTD.

REGATTA III FUNDING LTD

REGATTA IV FUNDING LTD NEUBERGER BERMAN CLO XVII, LTD.
JNL/NEUBERGER BERMAN STRATEGIC INCOME FUND LIGHTPOINT CLO V LTD

LIGHTPOINT CLO VII, LTD.

NB GLOBAL FLOATING RATE INCOME FUND LIMITED NEUBERGER BERMAN - FLOATING RATE INCOME FUND NEUBERGER BERMAN STRATEGIC INCOME FUND NEUBERGER BERMAN CLO XII LTD

NEUBERGER BERMAN CLO XIII LTD

NEUBERGER BERMAN CLO XIV LTD

NEUBERGER BERMAN CLO XV, LTD.

NEUBERGER BERMAN CLO XVI, LTD. NEUBERGER BERMAN INVESTMENT FUNDS II PLC

NEUBERGER BERMAN INVESTMENT FUNDS PLC-NEUBERGER BERMAN GLOBAL BOND ABSOLUTE RETURN FUND

NEUBERGER BERMAN SENIOR FLOATING RATE INCOME FUND LLC NEUBERGER BERMAN US STRATEGIC INCOME FUND

FLATIRON CLO 2007-1 LTD

FLATIRON CLO 2012-1 LTD

FLATIRON CLO 2013-1 LTD

FLATIRON CLO 2011-1 LTD.

MAINSTAY VP FLOATING RATE PORTFOLIO A SERIES OF MAINSTAY VP SERIES FUND

MAINSTAY FLOATING RATE FUND, A SERIES OF MAINSTAY FUNDS TRUST

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NYLIM FLATIRON CLO 2006-1 LTD. SILVERADO CLO 2006-II LTD

AMERICAN HALLMARK INSURANCE CO OF TX DUNHAM FLOATING RATE BOND FUND

SUNAMERICA INCOME FUNDS-SUNAMERICA FLEXIBLE CREDIT FUND VIRTUS SENIOR FLOATING RATE FUND

NEWMARK CAPITAL FUNDING 2013-1 CLO LTD NCRAM LOAN TRUST

NOMURA BOND & LOAN FUND

ASCENSION ALPHA FUND, LLC

OAK HILL CREDIT PARTNERS V LIMITED OHA CREDIT PARTNERS VI, LTD.

OHA CREDIT PARTNERS VII LTD

OHA INTREPID LEVERAGED LOAN FUND LTD OHA LOAN FUNDING 2013 1 LTD

OHA PARK AVENUE CLO I

OAKTREE CLO 2014-1 LTD UNISUPER LIMITED

OCP CLO 2012 2 LTD

OCP CLO 2012-1, LTD

OCP CLO 2013-3 LTD

OCP PARTNERS LP

ONEX SENIOR FLOATING INCOME FUND LP OFSI FUND V LTD

ORIX CORPORATE CAPITAL INC. OZLM FUNDING, LTD.

PACIFIC ASSET MANAGEMENT BANK LOAN FUND LP PACIFIC LIFE FUNDS-PL SHORT DURATION INC

PACIFIC LIFE INSURANCE COMPANY, (FOR IMDBKLNS ACCOUNT) PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO TRALEE CDO I LTD

PENN INSTITUTIONAL LOAN COMMON MASTER FUND LP

A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST - PIMCO CAYMAN BANK LOAN LIBOR PLUS FUND JPY HEDGE

INTELIGO BANK LTD

PIMCO BERMUDA TRUST II: PIMCO BERMUDA BANK LOAN FUND (M)

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PIMCO CAYMAN TRUST: PIMCO CAYMAN BANK LOAN FUND PIMCO FUNDS : PIMCO INCOME FUND

PIMCO FUNDS : PIMCO INTL LOW VOLATILITY RAFI - PLUS AR FUND C/O PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PIMCO FUNDS GLOBAL INVESTORS SERIES PLC : GLOBAL INVESTMENT GRADE CREDIT FUND

PIMCO FUNDS IRELAND PLC: PIMCO SENIOR LOAN FUND

PIMCO FUNDS PRIVATE ACCOUNT PORTFOLIO SERIES PIMCO SENIOR FLOATING RATE PORTFOLIO

PIMCO FUNDS: PIMCO LONG-TERM CREDIT FUND PIMCO FUNDS: PIMCO SENIOR FLOATING RATE FUND REGENCE BLUECROSS BLUESHIELD OF OREGON REGENCE BLUECROSS BLUESHIELD OF UTAH REGENCE BLUESHIELD

REGENCE BLUESHIELD OF IDAHO TRS HY FNDS LLC

ADVOCATE HEALTH CARE NETWORK GALAXY X CLO, LTD.

GALAXY XI CLO LTD

GALAXY XII CLO LTD GALAXY XIV CLO, LTD. SATURN CLO, LTD.

VALIDUS REINSURANCE LTD

ASCENSION HEALTH MASTER PENSION TRUST

MET INVESTORS SERIES TRUST-PIONEER STRATEGIC INCOME PORTFOLIO MONTPELIER INVESTMENTS HOLDINGS LTD.

PIONEER FLOATING RATE FUND PIONEER STRATEGIC INCOME FUND PIONEER FLOATING RATE TRUST

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND STICHTING PENSIOENFONDS MEDISCHE SPECIALISTEN TETRAGON FINANCIAL GROUP MASTER FUND LIMITED

EASTSPRING INVESTMENTS US BANK LOAN SPECIAL ASSET MOTHER INVESTMENT

JNL/PPM AMERICA FLOATING RATE INCOME FUND PPM GRAYHAWK CLO LTD

ROSEDALE CLO LTD

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PRINCIPAL LIFE INSURANCE COMPANY

BENEFIT STREET PARTNERS CLO I LTD

BENEFIT STREET PARTNERS CLO V, LTD

ADVANCED SERIES TRUST - AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

DRYDEN XI LEVERAGED LOAN CDO 2006 DRYDEN XVI - LEVERAGED LOAN CDO 2006 DRYDEN XVIII LEVERAGED LOAN 2007 LTD DRYDEN XXI LEVERAGED LOAN CDO LLC DRYDEN XXIII SENIOR LOAN FUND DRYDEN XXV SENIOR LOAN FUND DRYDEN 33 SENIOR LOAN FUND

DRYDEN 36 SENIOR LOAN FUND DRYDEN XXII SENIOR LOAN FUND DRYDEN XXIV SENIOR LOAN FUND DRYDEN XXVI SENIOR LOAN FUND DRYDEN XXVIII SENIOR LOAN FUND GATEWAY CLO LTD

ING LIFE INSURANCE AND ANNUITY COMPANY

PRUDENTIAL BANK LOAN FUND OF THE PRUDENTIAL TRUST COMPANY COLLECTIVE TRUST

PRUDENTIAL INVESTMENT PORTFOLIOS INC., 14 - PRUDENTIAL FLOATING RATE INCOME FUND

SPECIALIZED INVESTMENT MANAGEMENT SICAV SIF CORPORATE LOAN MASTER FUND

DRYDEN 34 SENIOR LOAN FUND PRAMERICA LOAN OPPORTUNITIES LIMITED PUTNAM FLOATING RATE INCOME FUND PUTNAM ABSOLUTE RETURN 300 FUND PUTNAM ABSOLUTE RETURN 500 FUND DORAL CLO II LTD

DORAL CLO I LTD

DORAL CLO III LTD CAVALRY CLO II CAVALRY CLO III LTD CAVALRY CLO IV, LTD.

AMERIPRISE CERTIFICATE COMPANY

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ROYAL BANK OF CANADA AVERY POINT II CLO, LIMITED CASTLE HILL IV CLO, LIMITED RACE POINT III CLO

RACE POINT VI CLO LTD

RACE POINT IV CLO LTD RACE POINT V CLO LIMITED RACE POINT VII CLO LIMITED RACE POINT VIII CLO LIMITED RP9 LOAN FUNDING LLC

SANKATY ADVISORS LLC AC NASH POINT CLO SARATOGA INVESTMENT CORP. CLO 2013-1, LTD. ARCHES FUNDING ULC

BAPTIST HEALTH SOUTH FLORIDA INC

BLUE CROSS OF IDAHO HEALTH SERVICE, INC.

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND MOUNTAIN VIEW CLO II LTD.

MOUNTAIN VIEW CLO III LTD MOUNTAIN VIEW CLO 2014-1 LTD.

RIDGEWORTH FUNDS SEIX FLOATING RATE HIGH INCOME FUND SEIX MULTI-SECTOR ABSOLUTE RETURN FUND

SOCIETE GENERALE, S.A.

O'LEARY FLOATING RATE INCOME FUND DOMINUS INVESTMENTS LIMITED

JHF II-SHORT DURATION CREDIT OPPORTUNITIES FUND

SAN JOAQUIN COUNTY EMPLOYEES' RETIREMENT ASSOCIATION

STONE HARBOR GLOBAL FUNDS PLC - STONE HARBOR LEVERAGED LOAN PORTFOLIO

STONE HARBOR LEVERAGED LOAN FUND LLC NUVEEN DIVERSIFIED DIVIDEND AND INCOM FUND NUVEEN FLOATING RATE INCOME FUND

NUVEEN TAX-ADVANTAGE TOTAL RETURN STRATEGY FUND NUVEEN CREDIT STRATEGIES INCOME FD

NUVEEN SHORT DURATION CREDITOPPORTUNITIES FUND SSF TRUST

ACE AMERICAN INSURANCE CO

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T ROWE PRICE FLOATING RATE FUND, INC. GRANT GROVE CLO, LTD.

MUIR GROVE CLO, LTD

RUSSELL INSTITUTIONAL FUNDS LLC-RUSSELL MULTI-ASSET CORE PLUS FUND

THL CREDIT WIND RIVER 2012-1 CLO LTD

THL CREDIT WIND RIVER 2013-1 CLO LTD

THL CREDIT WIND RIVER 2013-2 CLO LTD

THL CREDIT WIND RIVER 2014-1 CLO LTD CATAMARAN CLO 2013-1 LTD. CATAMARAN CLO 2014-1 LTD TRIMARAN CLO VII LTD

USAA INCOME FUND CROWN POINT CLO LTD.

BLUEMOUNTAIN CLO 2014-3 LTD. CITI LOAN FUNDING GALAXY 19 LLC CITI LOAN FUNDING NB CLOXVIII LLC ICG US CLO 2014-1, LTD.

CITY OF NEW YORK GROUP TRUST-4 ING (L) FLEX-SENIOR LOANS PHOENIX CLO II, LTD

PHOENIX CLO III, LTD

VOYA CLO 2012-1, LTD.

VOYA CLO 2012-3, LTD.

VOYA CLO 2012-4, LTD.

VOYA CLO 2013-1, LTD.

VOYA CLO 2013-2, LTD.

VOYA CLO 2013-3, LTD.

VOYA CLO 2014-1, LTD. VOYA CLO II, LTD. VOYA CLO III, LTD. VOYA CLO IV, LTD. VOYA CLO V, LTD.

VOYA EURO LOANS FUND I, LLC VOYA FLOATING RATE FUND
HARTFORD STRATEGIC INCOME FUND THE

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HARTFORD UNCONSTRAINED BOND FUND HARTFORD MULTI-ASSET INCOME FUND
JOHN HANCOCK FUNDS II-INVESTMENT QUALITY BOND FUND MEDTRONIC HOLDING SWITZERLAND GMBH

SAFETY INSURANCE COMPANY

STELLAR PERFORMER GLOBAL SERIES W - GLOBAL CREDIT THE HARTFORD INFLATION PLUS FUND

THE HARTFORD FLOATING RATE FUND THE HARTFORD SHORT DURATION FUND
THE HARTFORD TOTAL RETURN BOND FUND 1 UMC BENEFIT BOARD INC

WELLINGTON 46Y9 HARTFORD TOTAL RETURN BOND HLS FUND

WELLINGTON MANAGEMENT PORTFOLIOS (LUXEMBOURG) IV SICAV FIS MULTI-SECTOR CREDIT PORTFOLIO

WELLINGTON TRUST COMPANY NA MULTIPLE CTF TRUST - CORE BOND PLUS/HIGH YIELD BOND PORTFOLIO

WELLINGTON TRUST COMPANY NATIONAL ASSOCIATION MULTIPLE COLLECTIVE INVESTMENT FUNDS TRUST II, CORE BOND PLUS HIGH YIELD BOND

WELLINGTON TRUST COMPANY, NA MULTIPLE COMMON TRUST FUNDS-OPPORTUNISTIC FIXED INCOME ALLOCATION PORTFOLIO

MILTON HERSHEY SCHOOL TRUST

WELLS FARGO ADVANTAGE SHORT TERM HIGH YIELD BOND FUND WELLS FARGO BANK, N.A.

ACE EUROPEAN GROUP LIMITED

EMPLOYEES' RETIREMENT SYSTEM OF THE STATE OF RHODE ISLAND WINTRUST BANK

ZAIS CLO 1 LIMITED

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